UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 20, 2017

MED SPA VACATIONS INC.
(Exact name of registrant as specified in its charter)

Nevada	333-210922	47-5268172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Silver St., La Jolla, CA	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(888) 512-5554

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items

On October 7, 2016, the Company filed a Prospectus as part of its Registration Statement on Form S-1 which registered a total of 10,000,000 shares of common stock, all of which were offered by the Company.  The Company sought to raise $100,000 under the Offering.  The Prospectus was declared effective on October 6, 2016.  Under the terms of the Prospectus, the offering of the shares by the Company stock will expire on July 3, 2017, unless extended by the Board of Directors.

On January 20, 2017, the Company closed its Offering and will not sell any additional shares under that Prospectus.  The Company sold 4,350,000 shares under the Prospectus, raising a total of $43,500.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MED SPA VACATIONS INC.

/s/ Blaine Redfern
Blaine Redfern
President and Director

Date: January 24, 2017

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